Investment Strategy - Volumetric Fund	Apr. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]

 The Fund seeks to achieve its objective by investing primarily in a broadly diversified portfolio of large and mid-cap domestic stocks with annual revenues, at the time of purchase, over $3 billion. The Fund generally maintains a portfolio containing a blend of value and growth stocks. The Fund invests primarily in issuers listed on the New York Stock Exchange, (“NYSE”) and to a lesser extent, in common stocks of issuers listed on NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in exchange traded funds (“ETFs”) that track the S&P 500 Total Return Index.

The Fund utilizes the Adviser’s proprietary “Volumetric Trading System” to make investment decisions. This disciplined stock trading system is derived from “Volumetrics”, the Adviser’s proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. The Adviser determines an investment for the Fund’s portfolio by identifying those stocks for which a sudden and substantial new demand is developing. Generally, the Adviser will sell a position for the Fund when volume and range analysis indicate that there is a distinct negative reversal in its demand/supply ratio.

The Fund allocates its assets between stocks, cash, and cash equivalent positions (money market) using a proprietary asset allocation formula. Under positive market conditions, the Fund’s total cash and money market positions are typically between 3% and 15%. Under negative market conditions the Fund’s total cash and money market positions may increase up to 40%, and under extremely negative conditions to over 40%.